JONES APPAREL GROUP



2008 First Quarter and Full Year Earnings

April 30, 2008

Forward Looking Statements

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the Company's expected financial position, business and financing plans are forward-looking statements. The words "believes," "expect," "plans," "intends," "anticipates" and similar expressions identify forward-looking statements. Forward-looking statements also include representations of the Company's expectations or beliefs concerning future events that involve risks and uncertainties, including:

- the impact of changes in the market value of the Company's common stock on the final number and price of shares repurchased under the accelerated share repurchase agreement;
- those associated with the effect of national and regional economic conditions;
- lowered levels of consumer spending resulting from a general economic downturn or lower levels of consumer confidence;
- the performance of the Company's products within the prevailing retail environment;
- customer acceptance of both new designs and newly-introduced product lines;
- the Company's reliance on a few department store groups for large portions of the Company's business;
- consolidation of the Company's retail customers;
- financial difficulties encountered by customers;
- the effects of vigorous competition in the markets in which the Company operates;
- the Company's ability to attract and retain qualified executives and other key personnel;
- the Company's reliance on independent foreign manufacturers;
- changes in the costs of raw materials, labor, advertising and transportation;
- the general inability to obtain higher wholesale prices for the Company's products that the Company has experienced for many years;
- the uncertainties of sourcing associated with an environment in which general quota has expired on apparel products (while China has agreed to safeguard quota on certain classes of apparel products through 2008, political pressure will likely continue for restraint on importation of apparel);
- the Company's ability to successfully implement new operational and financial computer systems; and
- the Company's ability to secure and protect trademarks and other intellectual property rights.

A further description of these risks and uncertainties and other important factors that could cause actual results to differ materially from the Company's expectations can be found in the Company's Annual Report on Form 10-K for the quarter ended December 31, 2007, including, but not limited to, the Statement Regarding Forward-Looking Disclosure and Item 1A-Risk Factors therein, and in the Company's other filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, such expectations may prove to be incorrect. The Company does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.

Strategy Overview: Focusing on the Core to Deliver Value to Shareholders

- Enhance brand appeal
  - Focus on and invest in core brands
  - Emphasize design and relevance
  - Maintain consistency of quality and fit
- Grow market share
  - Sell into a varied portfolio of channels
  - Pursue licensing and private label, both domestic and international
  - Implement comprehensive e-commerce strategy
  - Return Company operated stores to profitability
- Maintain position as top department store resource
- Take costs out of the system
  - Identifying additional profit improvement potential for 2008 and beyond
  - Operational excellence – streamlining supply chain, distribution and technology infrastructure

Regaining Jones Apparel Group's position as best supplier of branded lifestyle apparel, fashion footwear and accessories

Q1 2008 Performance – Consolidated

($ in millions, except per share)	Q1-2008	Q1-2007
Total Revenue	$982	$1,078
Gross Profit	$331	$365
Gross Margin	33.6%	33.9%
Operating Income	$59	$93
Net Income	$32	$51
Adjusted EPS	$0.37	$0.46

- Results in line with our expectations
- Results impacted by heavily promotional retail environment

Amounts relate to adjusted results from continuing operations – see Appendix for reconciliation of GAAP to adjusted

Q1 2008 Performance – Segment

($ in millions)	Q1-2008	Q1-2007
Revenue -		
Wholesale Better Apparel	$332	$340
Wholesale Jeanswear	$227	$305
Wholesale Footwear and Accessories	$253	$249
Retail	$159	$172

($ in millions)	Q1-2008	Q1-2007
Operating Profit -		
Wholesale Better Apparel	$59	$69
Wholesale Jeanswear	$21	$25
Wholesale Footwear and Accessories	$25	$34
Retail	($25)	($18)

Amounts relate to adjusted results from continuing operations – see Appendix for reconciliation of GAAP to adjusted

Strong Financial Position

- Cash at quarter end: ~ $200 million
- $400 Million Accelerated Share Repurchase Program
  - Received approximately 17.9 million shares during 2007
  - Can receive up to a maximum of 3.1 million additional shares under program by July 19, 2008
- Quarterly dividend: $0.14 per share
- Debt $303 million lower than at end of first quarter 2007
  - 22.5% debt to total capitalization ratio, net of cash at 4/05/08
- First Quarter 2008 Capital Expenditures: ~ $22 million

2008 Guidance

($ in millions)	Revenue	Operating Margin
Wholesale Better Apparel	$1,200 - $1,240	10% - 11%
Wholesale Jeanswear	$790- $830	7% - 8.5%
Wholesale Footwear and Accessories	$1,050 - $1,100	9.5% - 10.5%
Retail	$745 - $790	(4%) – (1%)
Licensing, Other and Eliminations	($160) – ($180)	(A)
Total Company	$3,625 - $3,780	5.4% - 6.4%
Interest Expense	~ $ 48 Million	
Effective Tax Rate	~ 36.0%	
Depreciation and Amortization	$90 - $100 Million	
Weighted Average Shares	~ 84.5 Million	
EPS	$1.20 - $1.35	
Capital Expenditures	$85 - $95 Million	
Operating Cash Flow	$145 - $185 Million	

(A) Net expenses of the Licensing, Other and Eliminations segment will be $45 - $50 Million

Estimated Brand Contribution to Full Year 2008


2008 Revenues
Nine West
23%
Jones New York
21%
Anne Klein
10%
Lei./Energie
9%
Easy Spirit
7%
Gloria Vanderbilt
6%
Bandolino
4%
Kasper
4%
Other
16%

Q1 2008 Reconciliation GAAP to Adjusted

($ in millions, except per share)

	GAAP		Adjustments			Adjusted	
Q1 2008 Net Revenues							
Wholesale Better	$	331	$	-		$	331
Wholesale Jeanswear		220		7	(1)		227
Footwear & Accessories		253		-			253
Retail		159		-			159
Licensing, Other and Eliminations		12		-			12
Total Company	$	975	$	7		$	982
Q1 2008 Operating Profit							
Wholesale Better	$	60	$	(1)	(2)	$	59
Wholesale Jeanswear		4		17	(1)		21
Footwear & Accessories		23		2	(3)		25
Retail		(25)		-			(25)
Licensing, Other and Eliminations		(22)		1	(3)		(21)
Total Company	$	40	$	19		$	59
Income from continuing operations	$	20	$	12		$	32
EPS from continuing operations	$	0.23	$	0.14		$	0.37

(1) Relates to the exit from certain moderate sportswear lines, denim restructuring, and other strategic review items

(2) Relates to the expenses for the closure of certain distribution facilities and other strategic review items

(3) Relates to severance and other expenses related to strategic review of operations, and certain other items

Q1 2007 Reconciliation GAAP to Adjusted

($ in millions, except per share)	GAAP		Adjustments			Adjusted	
Q1 2007 Net Revenues							
Wholesale Better	$	340	$	-		$	340
Wholesale Jeanswear		305		-			305
Footwear & Accessories		249		-			249
Retail		172		-			172
Licensing, Other and Eliminations		12		-			12
Total Company	$	1,078	$	-		$	1,078
Q1 2007 Operating Profit							
Wholesale Better	$	62	$	7	(1)	$	69
Wholesale Jeanswear		24		1	(2)		25
Footwear & Accessories		33		1	(2)		34
Retail		(19)		1	(2)		(18)
Licensing, Other and Eliminations		(17)		-			(17)
Total Company	$	83	$	10		$	93
Income from continuing operations	$	44	$	7		$	51
EPS from continuing operations	$	0.41	$	0.05		$	0.46

(1) Relates to the expenses for the closure of certain distribution facilities and other strategic review items

(2) Relates to severance and other expenses related to strategic review of operations, and certain other items

JAG